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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 11, 2004


                         Morgan Stanley Capital I Inc.
                  Morgan Stanley Mortgage Loan Trust 2004-2AR
                 Mortgage-Backed Certificates, Series 2004-2AR


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-104283             13-3291626
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(State or Other Jurisdiction          (Commission         (I.R.S. Employer
     of Incorporation)                File Number)       Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                      10036
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  (Address of Principal                                 (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)    296-7000
                                                   ----- --------------

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Item 5.  Other Events.
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Filing of Collateral Term Sheets
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     Attached hereto as exhibits are certain Collateral Term Sheets (as defined in the no action letter issued by the Commission on February 17, 1995 to the PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of the Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Loan Trust 2004-2AR, Mortgage-Backed Certificates, Series 2004-2AR (the "Certificates").

     The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-104283) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheets by reference in the Registration Statement.

     The Collateral Term Sheets were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheets.

     Any statement or information contained in the Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

     The Collateral Term Sheets are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1              Collateral Term Sheets

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY CAPITAL I INC.




                                    By: /s/ Sanjeev Khanna
                                       ---------------------------------------
                                       Name:  Sanjeev Khanna
                                       Title: Executive Director



Dated:  February 13, 2004

Exhibit Index
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Exhibit                 Description                                       Page
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99.1                    Collateral Term Sheets                              6